Nationwide Life Insurance Company • Nationwide Variable Account-4

Prospectus supplement dated August 1, 2008 to
Prospectus dated May 1, 2008

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

Effective August 1, 2008, the following changes are made effective:

1. The last paragraph following the bulleted fund list is deleted and replaced with the following:

The contracts sold with this prospectus are designed to support active trading strategies that require frequent movement between or among certain sub-accounts (except for non-Rydex Variable Trust sub-accounts and the following sub-accounts of the Rydex Variable Trust: Absolute Return Strategies Fund, Commodities Strategy Fund, Hedged Equity Fund, Multi-Cap Core Equity Fund, and Sector Rotation Fund, which are not available for frequent transfers).  A contract owner who does not wish to use an active trading strategy should consult his/her registered representative and request information on other Nationwide variable annuity contracts.

2. The “Transfer Restrictions” subsection of the “Operation of the Contract” section is deleted and replaced with the following:

Transfer Restrictions

The contracts sold with this prospectus are designed to support active trading strategies that require frequent movement between or among certain sub-accounts.  A contract owner who does not intend to use an active trading strategy should consult his/her registered representative and request information on other Nationwide variable annuity contracts.

All of the Sub-Accounts corresponding to the underlying mutual fund of the Rydex Variable Trust are available for frequent transfers except for the following:

•	Absolute Return Strategies Fund,
•	Commodities Strategy Fund,
•	Hedged Equity Fund,
•	Multi-Cap Core Equity Fund, and
•	Sector Rotation Fund.

For purposes of this provision, these sub-accounts are referred to as the “Rydex limited transfer funds.”

Nationwide discourages (and will take action to deter) inappropriate market timing in the contract (frequent trading among non-Rydex Variable Trust underlying mutual funds and Rydex limited transfer funds) because the frequent movement between or among those sub-accounts may negatively impact other investors.  Inappropriate market timing can result in:

•	the dilution of the value of the investors' interests in the underlying mutual fund;

•
underlying mutual fund managers taking actions that negatively impact performance (keeping a larger portion of the underlying mutual fund assets in cash or liquidating investments prematurely in order to support redemption requests); and/or

•	increased administrative costs due to frequent purchases and redemptions.

To protect investors in this contract from the potentially negative impact of inappropriate market timing of the Rydex limited transfer funds and non-Rydex Variable Trust sub-accounts, Nationwide has implemented, or reserves the right to implement, several restrictions designed to stop inappropriate market timing while still permitting contract owners to actively trade among the sub-accounts of the Rydex Variable Trust. Nationwide makes no assurances that all risks associated with short-term trading will be completely eliminated by these processes and/or restrictions.

Nationwide cannot guarantee that its attempts to deter active trading strategies will be successful.  If we are unable to deter active trading strategies, the performance of the sub-accounts that are actively traded may be adversely impacted.